SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 13, 2002

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York	10994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Statement under Oath of Principal Executive Officer

99.2	Statement under Oath of Principal Financial Officer

99.3	Transmittal Letter

99.4	Certification of Chief Executive Officer and Chief Financial Officer

Item 9.  Regulation FD Disclosure.

           Certifications

     On August 13, 2002, J.M. Robinson, Chairman, Chief Executive Officer and President of Footstar, Inc. (the “Company”) and Stephen R. Wilson, Executive Vice President and Chief Financial Officer of the Company each submitted to the SEC a sworn statement pursuant to SEC Order No. 4-460. Copies of these statements are attached as exhibits to this report.

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002, as filed with the SEC on August 13, 2002, the “Company” filed as correspondence the transmittal letter and the certification required by § 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached as an exhibit to this report.

           Ames

     The Company announced certain restructuring charges, applicable to the 2002 second quarter and 2002 third quarter, in connection with Meldisco Division’s business with Ames Department Stores, as more fully disclosed in the Company’s Quarterly Report on Form 10-Q under “Notes to Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed concurrently with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002	FOOTSTAR, INC. By: MAUREEN RICHARDS —————————————— Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Statement under Oath of Principal Executive Officer

99.2	Statement under Oath of Principal Financial Officer

99.3	Transmittal Letter

99.4	Certification of Chief Executive Officer and Chief Financial Officer